UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously disclosed, on December 5, 2021, Jack in the Box Inc., a Delaware corporation (the “Company” or “Jack in the Box”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Del Taco Restaurants, Inc., a Delaware corporation (“Del Taco”).  On March 8, 2022, Epic Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company, merged with and into Del Taco (the “Merger”), with Del Taco continuing as the surviving corporation.  As a result of the Merger, Del Taco became a wholly-owned subsidiary of Jack in the Box.

Each share of Del Taco common stock issued and outstanding as of the effective time of the Merger (the “Effective Time”) (except for shares held by Del Taco as treasury stock, shares held by Jack in the Box or Merger Sub and shares held by holders who are entitled to and properly exercise appraisal rights with respect to such shares in accordance with Delaware law) was converted into the right to receive $12.51 in cash without interest (the “Merger Consideration”), less any applicable withholding taxes.

Each Del Taco equity award granted under Del Taco’s equity compensation plans (other than restricted stock awards granted in 2019 and 2021 to certain executive officers of Del Taco) automatically accelerated and became fully vested, and was converted into the right to receive the Merger Consideration for each share of Del Taco common stock subject to such award (and in the case of stock options, less the applicable per share exercise price of such option).

Restricted stock awards granted in 2019 and 2021 to certain executive officers of Del Taco did not become fully vested.  Instead, such awards were converted into restricted stock awards with respect to Jack in the Box common stock.  The number of shares of Jack in the Box common stock underlying each such award was adjusted to be equal to 21,152 shares of Jack in the Box common stock for each share of Del Taco common stock, based on an exchange ratio calculated by dividing $12.51 by $79.17, which was the closing per share price of Jack in the Box common stock on the trading day immediately preceding the closing date of the Merger.  Such awards will be subject to full accelerated vesting upon a termination of the holder’s employment with Jack in the Box (or an affiliate) without “cause” (as such term is defined in the holder’s employment or services agreement).

The issuance of Jack in the Box common stock to the holders of certain Del Taco restricted stock awards in connection with the Merger, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Jack in the Box’s registration statement on Form S-8, filed with the Securities and Exchange Commission (the “SEC”) and declared effective on March 8, 2022.

The foregoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Jack in the Box’s Current Report on Form 8-K filed with the SEC on December 6, 2021, and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On March 8, 2022, Jack in the Box and Del Taco issued a joint press release announcing the consummation of the Merger.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8‑K are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of Del Taco by the Company.  Forward-looking statements may be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goals,” “guidance,” “intend,” “plan,” “project,” “may,” “will,” “would” and similar expressions.  These statements are based on Jack in the Box management’s current expectations, estimates, forecasts and projections about Jack in the Box’s business and the industry in which it operates.  These estimates and assumptions involve known and unknown risks, uncertainties, and other factors that are in some cases beyond Jack in the Box management’s control.  Those risks, uncertainties and assumptions include, without limitation: the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement and consummation of the transactions contemplated by the Merger Agreement; challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the Merger and other transactions contemplated by the Merger Agreement disrupt current plans and operations that may harm the  businesses of Jack in the Box or Del Taco or divert management’s attention from their ongoing business operations; the amount of any costs, fees, expenses, impairments and charges related to the Merger; and uncertainty as to the effects of consummation of the Merger on the market price of Jack in the Box’s common stock and/or on its financial performance.  Additional risks and uncertainties with respect to Jack in the Box and Del Taco are discussed in each company’s respective annual report on Form 10-K and periodic reports on Form 10-Q filed with the SEC, which are available free of charge online at http://investors.jackinthebox.com, in the case of Jack in the Box, and at www.deltaco.com, in the case of Del Taco, as well as on the SEC’s website at www.sec.gov.  Neither Jack in the Box nor Del Taco undertakes any obligation to update or revise any forward-looking statement, whether as the result of new information or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The financial statements of Del Taco required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release issued by Jack in the Box Inc. and Del Taco Restaurants, Inc. on March 8, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.
Date: March 8, 2022
/s/ Tim Mullany
Tim Mullany
Executive Vice President, Chief Financial Officer